SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 24, 2009


                         KESSELRING HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                     000-52375                20-4838580
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)

602 West Valley Mall Blvd., Union Gap, WA                         98903
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (509) 453-4683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 24, 2009, Kesselring Holding Corporation ("Company") dismissed its independent registered public accounting firm, KBL, LLP ("Former Auditor"). The Former Auditor never issued any reports on the Company's consolidated financial statements, as the Former Auditor was engaged on January 27, 2009, as the Company's independent registered public accounting firm, but never conducted an audit of the Company's consolidated financial statements.

ITEM 9.01 EXHIBITS

     (d) Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 29, 2009

                                       KESSELRING HOLDING CORPORATION


                                       By: /s/ Gary E. King
                                           -------------------------------------
                                           Gary E. King
                                           President and Chief Executive Officer